3Q25 Results Presentation November 6, 2025 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) changes in federal government fiscal and monetary policies, (2) general economic and real estate market conditions, including the risk of recession, (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) geopolitical conflicts. Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

3Q25 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $25.4 million, up 60.6% from $15.8 million for 3Q24. Diluted EPS of $0.65, up $0.21 from $0.44 per share for 3Q24. Core net income(1) of $26.9 million, an increase of 58.9% from $16.9 million for 3Q24. Core diluted EPS(1) of $0.69, up from $0.47 per share for 3Q24. Portfolio net interest margin (NIM) for 3Q25 was 3.65%, an increase of 5 bps from 3.60% for 3Q24 Loan production reaches new record of $739.0 million(2), an increase of 55.0% from 3Q24 Velocity’s total loan portfolio was $6.3 billion in UPB as of September 30, 2025, an increase of 32.0% from $4.8 billion in UPB as of September 30, 2024 Nonperforming loans (NPL) as a % of HFI(3) loans were 9.8%, down from 10.6% as of September 30, 2024 3Q25 NPA(3) resolutions realized gains of $2.8 million, or 102.6%, of UPB resolved Completed our 1st single counterparty securitization totaling $190.9 million of securities issued with a large money manager in July, in addition to the VCC 2025-4 securitization totaling $457.5 million of securities issued Subsequent to quarter end, completed 2nd single counterparty securitization with the same investor in October totaling $207.0 million of securities issued Liquidity of $143.5 million, consisting of $99.0 million in unrestricted cash and $44.5 million in available borrowings from unpledged loans Total available warehouse line capacity of $600.3 million (1) “Core net income” and “Core diluted EPS” are non-GAAP financial measures. See “Adjusted Financial Metric to GAAP Net Income” in the Appendix. (2) Including an unfunded construction loan commitment. (3) Held for Investment (HFI) includes the unpaid principal balance of loans carried on an amortized cost basis and loans carried at fair value (FVO). (3) Nonperforming Assets

Reinvested Earnings Compounds Returns Our proprietary operating platform and expertise delivers strong results and durable long-term growth for our shareholders Earnings growth re-invested at high marginal ROE compounds book value and ROE Significant unrecognized value opportunity for investors resulting from Velocity’s market positioning and organic earnings growth potential (1) CAGR = Compounded Annual Growth Rate adjusted for the YTD nine-month period in 2025. (2) Stockholders’ equity includes noncontrolling interest in subsidiary as of 12/31/2023, 12/31/2024 and 09/30/2025. Core Diluted Earnings Per Share CAGR = 34.4% Core Return on Average Stockholders’ Equity RoAE CAGR = 16.7% (1) (1) Stockholders’ Equity CAGR = 20.1% (1) (2)

Loan Production Volume Loan Production Loan production in 3Q25 totaled $739.0 million, including $23.9 million in unfunded commitments, a 1.9% increase from $725.4 million for 2Q25 and a 55.0% increase from $476.8 million for 3Q24 Y/Y volume growth driven by a 113.7% increase in Traditional Commercial loans and 37.5% Y/Y increase in Investor 1-4 rental loans The WAC(1) on 3Q25 HFI loan production was 10.5%, unchanged from 2Q25 and down from 10.8% in 3Q24 ($ in millions) 3Q25 Production Hits New Record Units Average loan balance (1) Weighted Average Coupon on HFI production. (2) Loan to Value WAC(1) LTV(2) HFI Production Metrics HFI Production

Loan Portfolio by Property Type The total loan portfolio was $6.3 billion in UPB as of September 30, 2025, an increase of 7.1% from $5.9 billion as of June 30, 2025, and 32.0% from $4.8 billion as of September 30, 2024 Loan prepayments totaled $235.0 million in UPB, an increase of 5.2% from $223.4 million for 2Q25, and an increase of 35.1% from $173.9 million for 3Q24 Portfolio WAC(1) was 9.74% as of September 30, 2025, an increase from 9.37% as of September 30, 2024 The UPB of fair value option (FVO) loans was $4.2 billion, or 66.3% of total loans, as of September 30, 2025, an increase from $2.2 billion in UPB, or 47.1% as of September 30, 2024 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Portfolio Growth Driven by Continued Strong Originations Loan to Value Loan Count WAC Average Loan Balance FVO% (2)

Portfolio Net Interest Income & NIM(1) Portfolio Yield and Cost of Funds Portfolio Related Portfolio NIM(1) for 3Q25 was 3.65%, an increase of 5 bps from 3.60% for 3Q24 Portfolio Yield: decreased 11 bps from 2Q25 and increased 36 bps from 3Q24. Q/Q, change driven by lower NPA resolution gains and prepayment fee revenue; Y/Y growth primarily resulted from increased weighted average loan coupons Cost of Funds: increased 3 bps from 2Q25 and 12 bps from 3Q24, Q/Q and Y/Y change primarily driven by higher base interest rates Net Interest Margin (1) Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions) 3Q25 NIM In-Line With 3.5% Target Level

Nonperforming Loans(1) Total nonperforming loans (NPL) as a percentage of total HFI loans was 9.8% as of September 30, 2025, a decrease from 10.3% as of June 30, 2025, and 10.6% as of September 30, 2024 Gains on NPA resolutions for 3Q25 was 2.6% of UPB resolved, down from 3.5% for 2Q25 and 3.4% for 3Q24 $ UPB in millions HFI Portfolio Performance (1) For additional detail, please see page 17 in the Appendix of this presentation. NPLs as % of HFI Loans Continued Downward Trend.; Resolution Gains Remain Strong

Non-Performing Asset Resolution Activity Resolution Activity NPA resolutions totaled $108.0 million in UPB, realizing 102.6% of UPB resolved, compared to $68.6 million in UPB and realization of 103.4% of UPB resolved for 3Q24 The UPB of loans resolved in 3Q25 represented 18.0% of nonperforming loan UPB as of June 30, 2025 The UPB of loan resolutions for 3Q25 was above the recent five-quarter resolution average of $87.3 million in UPB, and consistent with the average gains of 103.8% of UPB resolved NPA UPB Resolved Up for 3Q25; Recovery Gains In-Line With Recent Five-Quarter Trend

The credit loss (CECL) reserve balance was $4.6 million as of September 30, 2025, a decrease from $4.9 million as of September 30, 2024 The decrease was primarily driven by the continued run-off of amortized cost loans subject to CECL The CECL reserve rate (CECL Reserve as % of Amortized Cost HFI loans) was 0.22%, in line with the recent five-quarter avg. rate of 0.20% Charge-offs for 2Q25 totaled $677 thousand, an increase from $320 thousand for 3Q24. 3Q25 charge-offs were below the recent five quarter average of $892 thousand. For 3Q25, total loss on REO was $1.6 million, down from a $1.2 million gain for 3Q24, driven by REO valuation losses CECL Reserve, Charge-Offs and REO CECL Reserve Down from Legacy Portfolio Runoff and Low Levels of Charge-offs Credit Loss Reserve & Gain (Loss) on REO (1) Annualized (2) Total (loss) / gain on REO excludes charge-offs

Durable Funding and Liquidity Strategy Two Securitizations in 3Q25(1); Available Warehouse Capacity Grows Outstanding Debt Balances(2) ($ in Millions) (1) Through September 30, 2025. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of September 30, 2025, four of six warehouse lines had non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Completed two securitizations in 3Q25: Issued the VCC 2025-4 & 2025-P1 securitizations totaling $648.4 million of securities issued, with a weighted average rate of 6.0% Maximum warehouse line capacity increased to $935 as September 30, 2025, up from $810 as of June 30, 2025 Recourse debt to equity of 1.0X, down from 1.5X as of September 30, 2024, driven by more frequent securitization issuance, driven by higher production volumes and robust investor demand Available warehouse line capacity of $600.3 million as of September 30, 2025 (4) (5)

U.S. economic outlook remains mixed; lower interest rates provide incentives for economic growth NPA resolutions trends (UPB volume & gains) expected to continue Large investor market for tangible assets to drive continued organic growth Real estate values remain well-supported Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for December 2025 Securitization market to remain supportive with growing investor demand Investor Loan Market Remains Resilient; Growth Outlook Positive Targeting average NIM of ~ 3.5% and strong interest income growth Maintaining rate discipline on new originations Production outlook remains positive EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement (Quarters)

Book Value and Adjusted Book Value Per Share(2) Core net income totaled $26.9 million in 3Q25, compared to $27.5 million for 2Q25 3Q25 core pre-tax ROE of 24.1% Diluted book value per share as of June 30, 2025, was $16.31(4), a 4.4% increase from $15.62(3) as of June 30, 2025 Adjusted diluted book value per share as of September 30, 2025, was $17.95(5) and reflects the net incremental estimated pretax fair value of loans carried at amortized cost and related securitized debt over diluted book value Core Net Income, Diluted Book Value and Adjusted Book Value Per Share Core Net Income(1) Equity award & ESPP costs $1,564 (1) Core net income” is a non-GAAP financial measure which excludes incentive compensation expenses and costs related to the Company’s employee stock purchase program (ESPP) from GAAP net income. (2) Diluted book value per share is the ratio of total GAAP equity divided by diluted shares at period end. Total equity includes non-controlling interest of $3.16 million as of June 30, 2025, and $3.20 million as of September 30, 2025. (3) Based on 38,474,652 diluted shares as of June 30, 2025 (4) Based on 39,094,757 diluted shares as of September 30, 2025 (5) Fair value adjustment is derived using the pretax net incremental estimated fair value of the Company’s loans and securitizations carried at amortized cost divided by the diluted share count as of September 30, 2025. For additional information, please see Fair Value Disclosures in the Company’s 10-Q for the period ended September 30, 2025 (3) (4) Core Net Income $26,937 GAAP Net Income $25,373 $(0.04) ($ in thousands) (5)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward Total Loan Portfolio UPB Rollforward (UPB in millions) (1) $(45.8) $(35.6) .(1) Excludes an unfunded portion of a construction loan originated by Century of $23.9 million.

HFI Loan Portfolio Portfolio by Property Type (100% = $6.28 billion UPB)(1) (1) As of September 30, 2025 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income Quarters: